                                  [LETTERHEAD]


                                August 27, 1997



Mitchell Hutchins
1285 Avenue of the Americas
New York, New York 10019


               Re: PaineWebber RMA New York Municipal Money Fund, a series of the PaineWebber Managed Municipal Trust (the "New York Fund")
                    -------------------------------------------------


               We hereby consent to the filing of this consent as an exhibit to the registration statement on Form N-1A for the New York Fund dated as of the date hereof (the "Registration Statement") and to the use of our name as counsel to the New York Fund with respect to New York law in the Registration Statement and the Prospectus for the New York Fund.


                                        Very truly yours,



                                        Orrick, Herrington & Sutcliffe LLP

                                        /s/ Orrick, Herrington & Sutcliffe LLP

                                  [LETTERHEAD]


                                August 27, 1997



Mitchell Hutchins
1285 Avenue of the Americas
New York, New York  10019


               Re: PaineWebber RMA California Municipal Money Fund, a series of the PaineWebber Managed Municipal Trust (the "California Fund")
                    -------------------------------------------------


               We hereby consent to the filing of this consent as an exhibit to the registration statement on Form N-1A for the California Fund dated as of the date hereof (the "Registration Statement") and to the use of our name as counsel to the California Fund with respect to California law in the Registration Statement and the Prospectus for the California Fund.


                                        Very truly yours,



                                        Orrick, Herrington & Sutcliffe LLP

                                        /s/ Orrick, Herrington & Sutcliffe LLP